Omnicom Group

THIRD QUARTER 2006 RESULTS

Investor Presentation

October 24, 2006

Exhibit 99.2

The following materials have been prepared for use in the October 24, 2006 conference call on Omnicom’s results of operations for the quarter ended September 30, 2006. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts ..

Forward-Looking Statements
 Certain of the statements in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Act of
1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-
looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,”
“believe,” “estimate,” “predict,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2006 vs. 2005 P&L Summary

2006

2005

%

2006

2005

%

Revenue

2,774.3

$

2,522.9

$

10.0%

8,160.7

$

7,541.7

$

8.2%

Operating Income

307.4

274.5

12.0%

1,009.3

913.7

10.5%

% Margin

11.1%

10.9%

12.4%

12.1%

Net Interest Expense

26.7

16.3

67.4

42.7

Profit Before Tax

280.7

258.2

8.7%

941.9

871.0

8.1%

% Margin

10.1%

10.2%

11.5%

11.5%

Taxes

92.9

86.9

315.5

297.4

% Tax Rate

33.1%

33.7%

33.5%

34.1%

Profit After Tax

187.8

171.3

9.6%

626.4

573.6

9.2%

Equity in Affiliates

6.3

6.9

17.5

17.2

Minority Interest

(17.0)

(16.5)

(57.1)

(52.7)

Net Income

177.1

$

161.7

$

9.5%

586.8

$

538.1

$

9.1%

Third Quarter

Year to Date

2006 vs. 2005 Earnings Per Share

Earnings per Share:

Basic

Diluted

  Growth Rate, Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

   $  1.05

          1.04

          15.6%

       169.4

       170.9

   $0.250

2005

2006

Third Quarter

$  0.90

0.90

179.3
180.6

$0.225

   $  3.41

          3.38

          14.6%

       172.2

       173.8

   $0.750

2005

2006

Year to Date

$  2.97

2.95

181.1
182.5

$0.675

2006 vs. 2005 P&L Summary
 – adjusted comparison 3rd Quarter

* See footnotes on the following page.

Reported

Disposal

Activity

(a)

Adjusted

(b)

Reported

%

(c)

Revenue

2,774.3

$

-

$

2,774.3

$

2,522.9

$

10.0%

Operating Income

307.4

0.5

307.9

274.5

12.2%

% Margin

11.1%

11.1%

10.9%

Net Interest Expense

26.7

-

26.7

16.3

Profit Before Tax

280.7

0.5

281.2

258.2

8.9%

% Margin

10.1%

10.1%

10.2%

Taxes

92.9

1.8

94.7

86.9

% Tax Rate

33.1%

33.7%

33.7%

Profit After Tax

187.8

(1.3)

186.5

171.3

8.9%

Equity in Affiliates

6.3

-

6.3

6.9

Minority Interest

(17.0)

-

(17.0)

(16.5)

Net Income

177.1

$

(1.3)

$

175.8

$

161.7

$

8.7%

Diluted EPS

1.04

$

(0.01)

1.03

$

0.90

$

14.4%

2006

2005

2006 vs. 2005 P&L Summary
– adjusted comparison 3rd Quarter footnotes

(a)

During the third quarter of 2006, we disposed of a U.S. based healthcare business and several small businesses. The sale of the healthcare business resulted in a high book tax rate primarily caused by the non-deductibility of goodwill.  This increase in income tax expense was more than offset by a one-time reduction of income tax expense from the resolution of uncertainties related to changes in certain foreign tax laws ..  The aggregate impact of these events on the 2006 third quarter and year-to-date period was a decrease in profit before tax of $0.5 million, a decrease in tax expense of $1.8 million and an increase in net income of $1.3 million.

(b)

As a result of the adjustments above, the “Adjusted” numbers are non-GAAP measures.
We believe that by making the adjustments above, the “Adjusted” numbers are more comparable to previous quarters and thus more meaningful for the purpose of this analysis.

(c)

Represents the change in the “Adjusted September 30, 2006” numbers compared to the
“Reported September 30, 2005” numbers.

2006 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

6

$

%

$

%

Prior Period Revenue

2,522.9

$

7,541.7

$

Foreign Exchange (FX) Impact (a)

47.9

1.9%

(13.4)

-0.2%

Acquisition Revenue (b)

(4.4)

-0.1%

29.2

0.4%

Organic Revenue (c)

207.9

8.2%

603.2

8.0%

Current Period Revenue

2,774.3

$

10.0%

8,160.7

$

8.2%

Third Quarter

Year to Date

2006 Revenue By Discipline

(a)  “Growth” is the year-over-year growth from the prior period.

Advertising

41.4%

PR

10.5%

CRM

36.9%

Specialty

11.2%

Advertising

42.6%

PR

10.3%

CRM

35.4%

  Specialty

11.7%

Year to
Date

Third Quarter

2006

7

Pie Chart

$ Mix

% Growth(a)

$ Mix

% Growth(a)

Advertising

1,149.9

6.5%

####

Advertising

3,474.2

5.8%

CRM

1,023.4

16.7%

####

CRM

2,893.8

12.2%

PR

290.9

13.1%

####

PR

839.3

7.8%

Specialty

310.1

0.4%

####

Specialty

953.4

6.0%

Third Quarter

2006

United
States

55.3%

UK

10.8%

Euro

Markets

19.6%

Other

14.3%

Year to Date

United
States

55.5%

UK

11.1%

Euro

Markets

19.6%

Other

13.8%

8

(a)  “Growth” is the year-over-year growth from the prior period.

2006 Revenue By Geography

$ Mix

$ Growth(a)

$ Mix

$ Growth(a)

United States

1,540.5

$

111.9

$

United States

4,508.9

$

340.5

$

Organic

112.0

Organic

307.1

Acquisition

(0.1)

Acquisition

33.4

International

1,233.8

$

139.5

$

International

3,651.8

$

278.5

$

Organic

95.9

Organic

296.1

Acquisition

(4.3)

Acquisition

(4.2)

FX

47.9

FX

(13.4)

$ Mix

% Growth(a)

$ Mix

% Growth(a)

United States

1,540.5

$

7.8%

United States

4,508.9

$

8.2%

Euro Currency Markets

542.4

13.9%

Euro Currency Markets

1,596.2

4.2%

United Kingdom

307.2

18.1%

United Kingdom

884.9

11.3%

Other

384.2

7.3%

Other

1,170.7

11.9%

Cash Flow – GAAP Presentation (condensed)

2006

2005

Net Income

586.8

$

538.1

$

  Stock-Based Compensation Expense

52.7

67.5

  Windfall Tax Benefit on Stock Compensation

-

14.5

  Depreciation and Amortization

137.5

128.1

  Other Non-Cash Items to Reconcile to Net Cash Provided by Operations

51.4

41.7

  Other Changes in Working Capital

(423.1)

(1,094.3)

  Excess Tax Benefit on Stock Compensation

(15.0)

-

Net Cash Provided by (Used in) Operations

390.3

(304.4)

  Capital Expenditures

(119.5)

(102.4)

  Acquisitions

(208.6)

(192.2)

  Proceeds from Sale of Businesses

31.4

29.3

  Repayment of LT Notes Receivable

13.4

61.8

  Other Investing Activities, net

329.0

559.3

Net Cash Provided by Investing Activities

45.7

355.8

  Dividends

(133.1)

(123.8)

  Proceeds from Issuance of Debt

996.0

0.7

  Repayment of Debt

(299.2)

(189.2)

  Stock Repurchases

(1,082.2)

(644.2)

  Share Transactions Under Employee Stock Plans

166.6

51.3

  Excess Tax Benefit on Stock Compensation

15.0

-

  Other Financing Activities

(64.5)

104.5

Net Cash Used in Financing Activities

(401.4)

(800.7)

Effect of exchange rate changes on cash and cash equivalents

(62.1)

(20.7)

Net Increase (Decrease) in Cash and Cash Equivalents

(27.5)

$

(770.0)

$

    9 Months Ended September 30,

Current Credit Picture

(a) “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown are the latest twelve month (“LTM”)  figures for the periods specified.

      Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

(b)  Holders of our Convertible Notes Due 6/15/33 were offered a supplemental interest payment not to put the notes to us for repurchase and to consent to certain amendments to the notes. Holders of $428.1 million of notes consented to the amendments and were paid the supplemental interest, thus creating the Convertible Notes Due 7/1/38.  Holders of $39.4 million of notes did not put or consent to the amendments, and the terms of their notes remain unchanged.  The remaining holders of  $132.5 million of notes put the notes to us for repurchase.

2006

2005

Operating Income (EBIT) (a)

$

1,435

$

1,309

Net Interest Expense (a)

$

84.0

$

52.7

EBIT / Net Interest

17.1

x

24.8

x

Net Debt / EBIT

1.5

x

1.7

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

12

$

54

CP Issued Under $2.5B - 5 Year Revolver Due 6/23/11

-

160

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

727

892

Convertible Notes Due 6/15/33(b)

39

600

Convertible Notes Due 7/1/38(b)

428

-

10 Year Notes Due 4/15/16

995

-

Other Debt

20

20

Total Debt

$

3,068

$

2,573

Cash and Short Term Investments

849

410

Net Debt

$

2,219

$

2,163

     LTM ended September 30,

Current Liquidity Picture

(a)

Credit facility expires June 23, 2011.

(b)

Represents uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded from our available liquidity for purposes of this presentation.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

5 Year Revolver (a)

2,500

$

-

$

2,500

$

Other Committed Credit Facilities

12

12

-

Total Committed Facilities

2,512

12

2,500

Uncommitted Facilities(b)

345

-

-

(b)

Total Credit Facilities

2,857

$

12

$

2,500

$

Cash and Short Term Investments

849

Total Liquidity Available

3,349

$

As of September 30, 2006

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

Includes acquisitions of a majority interest in new agencies resulting in their consolidation.

Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.

Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

Includes additional consideration paid for acquisitions completed in prior periods.

(a)

(b)

(c)

(d)

(e)

New Subsidiary Acquisitions (a)

61

$

Affiliates to Subsidiaries (b)

-

Affiliates (c)

13

Existing Subsidiaries (d)

23

Earn-outs (e)

125

Total Acquisition Expenditures

222

$

9 Months YTD 2006

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
September 30, 2006, assuming that the underlying acquired
agencies continue to perform at their current levels: (a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

14

2006

2007

2008

2009

Thereafter

Total

13

$

156

$

110

$

72

$

92

$

443

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions, Omnicom has agreed to acquire (at the sellers’ option) additional equity interests. If these rights are exercised, there would likely be an increase in our net income as a result of our increased ownership and the reduction of minority interest expense.  The following is a calculation of  these potential future obligations (as of September 30, 2006), assuming these underlying acquired agencies continue to perform at their current levels: (a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

131

$

83

$

214

$

Affiliated Agencies

52

7

59

Total

183

$

90

$

273

$

Third Quarter Acquisitions

Colangelo Synergy Marketing

Colangelo is a sales promotion agency providing strategic planning, concept development, media planning and buying, creative
development, field marketing, interactive media services, event management, packaging design and production services.  The
company serves clients in the consumer products, information technology and lifestyle marketing industries.

Colangelo is located in Darien, Connecticut and Chicago, Illinois.

Third Quarter Acquisitions

Gotocustomer Services India

Gotocustomer Services India is a leading provider of integrated marketing services to multinationals and local clients across India.
The company currently provides services to industry leading clients in information technology, telecom products and services, consumer products, media and real estate.

Gotocustomer is located in New Delhi, India.

Third Quarter Acquisitions

Go! Productions

Go! Productions develops and executes tradeshow and corporate meeting events for multinational clients.  Additionally, the company provides consulting services around brand positioning, creative and strategic event planning and execution.

Go! Productions is located in Atlanta, Georgia, with an additional location in Los Angeles, California.  Go! Productions is a member of
Radiate Group’s automotive group.

Third Quarter Acquisitions

Rodgers Townsend

Rodgers Townsend is a full-service creative communications agency providing advertising, direct marketing, media planning, interactive marketing and design services to its clients.  Rodgers Townsend has been recognized internationally by One Show, National ADDY’s and
Bronze Lions at the International Advertising Festival at Cannes.

Rodgers Townsend is located in St. Louis, Missouri.

19